                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           ------------------------

                                   FORM 8-K
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): March 28, 2001

                        PERITUS SOFTWARE SERVICES, INC.
                ----------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

                       COMMISSION FILE NUMBER 000-22647
                -----------------------------------------------

           MASSACHUSETTS                                        04-3126919
   ------------------------------                         ----------------------
    (State or Other Jurisdiction                               (IRS Employer
        of Incorporation)                                   Identification No.)

112 Turnpike Road, Westborough, Massachusetts                     01581
---------------------------------------------                  ------------
  (Address of Principal Executive Offices)                      (Zip Code)

                                (508) 870-0963
                              -------------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                              -------------------
                        (Former Name or Former Address,
                         if Changed Since Last Report)

Item 5.  Other Events.

On March 28, 2001, Peritus Software Services, Inc. (the "Company") announced it has received a non-binding offer from Rocket Software, Inc. for acquisition of the Company. The details of the announcement are set forth in the Company's Press Release dated March 28, 2001, a copy of which is filed with the Securities and Exchange Commission as Exhibit 99.

From time to time, information provided by the Company or statements made by its employees may contain "forward-looking" statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words "believes," "anticipates," "plans," "expects," and similar expressions are intended to identify forward-looking statements.

This Current Report on Form 8-K may contain forward-looking statements which involve risks and uncertainties. The Company's actual results could differ materially from the results discussed in such statements. Certain factors that could cause such a difference include, without limitation, the risks specifically described in the Company's Annual Report of Form 10-K for the year ended December 31, 2000 and other public documents filed by the Company with the Securities and Exchange Commission, which factors are incorporated herein by reference and other factors such as product of services demand and market acceptance risks, product development and services capacity, commercialization and technological difficulties, capacity and supply constraints or difficulties, and the effect of general business or economic conditions. The Company's forward-looking statements do not reflect the impact of any future transactions or strategic alliances or alternatives. From time to time, the Company may also provide oral or written forward-looking statements in other materials it releases to the public. The Company does not assume any obligation to update any of the forward-looking statements it makes.

Item 7.  Financial Statements, Pro Forma Financial Information, and Exhibits.

         (a)      Financial Statements.
                  None.

         (b)      Pro Forma Financial Information.
                  None.

         (c)      Exhibits.
                  99.  Press Release dated March 28, 2001.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 9, 2001

                                   PERITUS SOFTWARE SERVICES, INC.

                                   BY:      /s/  John Giordano
                                            ------------------------------------
                                   Name:    John Giordano
                                   Title:   President, Chief Executive Officer
                                            And Chief Financial Officer

                                 EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION
-----------             -----------
99                      Press Release dated March 28, 2001.